John Hancock Retirement Funds

Supplement to the Prospectus dated March 1, 2006

as revised October 1, 2006

John Hancock Sovereign Investors Fund

On page 15, the following has been added immediately preceding the “Portfolio Managers” section:

SUBADVISER

Sovereign Asset Management, a division of MFC Global Investment Management (U.S.), LLC

Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

October 16, 2006